Debt	12 Months Ended
Dec. 31, 2012
Debt Disclosure [Abstract]
Debt

14.	Debt

The carrying value of our long-term debt at December 31, 2012 and 2011 was as follows:

(Millions)	2012	2011
Senior notes, 6.0%, due 2016	$748.5	$748.0
Senior notes, 1.75%, due 2017	248.6	—
Senior notes, 1.5%, due 2017	497.7	—
Senior notes, 6.5%, due 2018	494.8	499.1
Senior notes, 3.95%, due 2020	743.4	742.6
Senior notes, 4.125%, due 2021	494.1	493.4
Senior notes, 2.75%, due 2022	983.4	—
Senior notes, 6.625%, due 2036	769.7	798.7
Senior notes, 6.75%, due 2037	529.5	695.9
Senior notes, 4.5%, due 2042	479.3	—
Senior notes, 4.125%, due 2042	492.3	—
Total long-term debt	$6,481.3	$3,977.7

In 2012, we repurchased approximately $200 million of par value of our outstanding senior notes, including repurchases of our 6.75% senior notes due 2037, 6.625% senior notes due 2036 and 6.5% senior notes due 2018, and recorded a loss on the early extinguishment of this long-term debt of $55.2 million ($84.9 million pretax).

At December 31, 2012, we did not have any commercial paper outstanding. At December 31, 2011 we had approximately $426 million of commercial paper outstanding with a weighted average interest rate of .38%.

We paid $260 million, $254 million and $243 million in interest in 2012, 2011 and 2010, respectively.

Long-Term Debt and Interest Rate Swaps
During June and July of 2012, we entered into two interest rate swaps with an aggregate notional value of $375 million. We designated these swaps as cash flow hedges against interest rate exposure related to the forecasted future issuance of fixed-rate debt to refinance long-term debt maturing in June 2016. At December 31, 2012, these interest rate swaps had a pretax fair value gain of approximately $8.2 million, which was reflected net of tax in accumulated other comprehensive loss within shareholders' equity.

In November 2012, we issued $500 million of 1.50% senior notes due 2017, $1.0 billion of 2.75% senior notes due 2022 and $500 million of 4.125% senior notes due 2042 (collectively, the “2012 Coventry-related senior notes”), in connection with the proposed acquisition of Coventry. In the period from August 2012 through October 2012, prior to issuing the 2012 Coventry-related senior notes, we entered into 16 interest rate swaps with an aggregate notional value of $2.0 billion and designated these swaps as cash flow hedges against interest rate exposure related to the forecasted future issuance of that fixed-rate debt. We terminated the swaps prior to issuing the 2012 Coventry-related senior notes and paid an aggregate of $4.8 million to the swap counterparties upon termination of the swaps. The related $4.8 million pretax loss is recorded in accumulated other comprehensive loss, net of tax, and is being amortized as an increase to interest expense over the first 10, 20 and 60 semi-annual interest payments associated with the respective 2012 Coventry-related senior notes.

In May 2012, we issued $250 million of 1.75% senior notes due 2017 and $500 million of 4.5% senior notes due 2042 (collectively, the “2012 senior notes”). In 2011, prior to issuing the 2012 senior notes, we entered into two interest rate swaps with an aggregate notional value of $250 million and designated these swaps as cash flow hedges against interest rate exposure related to the forecasted future issuance of fixed-rate debt. Prior to issuing the 2012 senior notes, we terminated the two interest rate swaps and paid an aggregate of $7.5 million to the swap counterparties upon that termination. The related $7.5 million pretax loss is recorded in accumulated other comprehensive loss, net of tax, and is being amortized as an increase to interest expense over the first 20 semi-annual interest payments associated with the $500 million of 4.5% senior notes due 2042.

In May 2011, we issued $500 million of 4.125% senior notes due 2021 (the “2011 senior notes”) in anticipation of the scheduled maturity of our 5.75% senior notes due June 2011.  In the first half of 2011, prior to issuing the 2011 senior notes, we entered into two interest rate swaps with an aggregate notional value of $250 million and designated those interest rate swaps as a hedge against interest rate exposure related to the forecasted future issuance of that fixed-rate debt.  We terminated the swaps concurrently with issuing the 2011 senior notes and upon termination of the swaps, paid $8.9 million to the swap counterparty.  The related $8.9 million pretax loss is recorded in accumulated other comprehensive loss, net of tax, and is being amortized as an increase to interest expense over the ten-year life of the 2011 senior notes.

Revolving Credit Facility
On March 27, 2012, we entered into an unsecured $1.5 billion five-year revolving credit agreement (the “Existing Credit Agreement”) with several financial institutions. The Existing Credit Agreement replaced our prior $1.5 billion five-year revolving credit agreement which was due to expire on March 27, 2013.

On September 24, 2012, and in connection with the proposed acquisition of Coventry, we entered into a First Amendment (the “First Amendment”) to the Existing Credit Agreement and also entered into an Incremental Commitment Agreement (the “Incremental Commitment”, and together with the First Amendment and the Existing Credit Agreement, resulting in the “Facility”). The Facility is an unsecured $2.0 billion revolving credit agreement. Upon our agreement with one or more financial institutions, we may expand the aggregate commitments under the Facility to a maximum of $2.5 billion. The Facility also provides for the issuance of up to $200 million of letters of credit at our request, which count as usage of the available commitments under the Facility. The Facility expires on March 27, 2017.

Various interest rate options are available under the Facility.  Any revolving borrowings mature on the termination date of the Facility.  We pay facility fees on the Facility ranging from .070% to .150% per annum, depending upon our long-term senior unsecured debt rating.  The facility fee was .100% at December 31, 2012.  The Facility contains a financial covenant that requires us to maintain a ratio of total debt to consolidated capitalization as of the end of each fiscal quarter at or below 0.5 to 1.0.  For this purpose, consolidated capitalization equals the sum of total shareholders’ equity, excluding any overfunded or underfunded status of our pension and OPEB plans and any net unrealized capital gains and losses, and total debt (as defined in the Facility).  We met this requirement at December 31, 2012.  There were no amounts outstanding under the Facility, the Existing Credit Agreement, or the replaced five-year revolving credit agreement at any time during the year ended December 31, 2012.